                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               December 28, 1998
                   -----------------------------------------
                       (Date of earliest event reported)



                                Cephalon, Inc.
     --------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                          0-19119      23-2484489
-----------------------------------  -----------   -------------
(State or other jurisdiction         (Commission   (IRS Employer
of incorporation or organization)    File Number)  ID No.)

        145 Brandywine Parkway
       West Chester, Pennsylvania                     19380
       --------------------------                   -----------------
(Address of principal executive offices)           (Zip Code)


                                 (215) 344-0200
     --------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                Not Applicable
   ------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS.

     On December 28, 1998, Cephalon, Inc. (the "Registrant") publicly announced that the U.S. Food & Drug Administration (the "FDA") approved its drug PROVIGIL(R) (modafinil) Tablets [C-IV], for the treatment of excessive daytime sleepiness associated with Narcolepsy.

     The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1 and made a part hereof, into this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired: None
         ------------------------------------------

     (b) Pro Forma Financial Information: None
         --------------------------------

     (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and
         --------
made a part hereof.
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                                  SIGNATURES
                                  -----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CEPHALON, INC.



Date: December 28, 1998          By: /s/ Bruce A. Peacock
      -----------------              ------------------------------
                                      Bruce A. Peacock
                                      Executive Vice President and
                                      Chief Operating Officer
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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                           PAGE
-------                                                           ----

 99.1           Press Release dated December 28, 1998